UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2025 Regen Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Labrys Fund II LP(“Labrys “), pursuant to which Labrys purchased a 6% convertible promissory Note (the “Note”) from the Company in the principal amount of $100,000 of which $15,000 was retained by Labrys through an Original Issue Discount. The Note is due and payable on August 5, 2026.

he Holder of this Note is entitled, at its option, , to convert all or any amount of the principal face amount of this Note and interest then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets on which the Company’s shares are then traded or any exchange up-on which the Common Stock may be traded in the future (the “Exchange”), for the twenty prior trading days ending on the latest complete Trading Day prior to the Conversion Date.

The foregoing description of the abovementioned Note is not complete and is qualified in their entirety by reference to the text of the abovementioned Note which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 3.02 Recent Sales of Unregistered Securities

On August 5, 2025 Regen Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Labrys Fund II LP(“Labrys “), pursuant to which Labrys purchased a 6% convertible promissory Note (the “Note”) from the Company in the principal amount of $100,000 of which $15,000 was retained by Labrys through an Original Issue Discount. The Note is due and payable on August 5, 2026.

he Holder of this Note is entitled, at its option, , to convert all or any amount of the principal face amount of this Note and interest then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets on which the Company’s shares are then traded or any exchange up-on which the Common Stock may be traded in the future (the “Exchange”), for the twenty prior trading days ending on the latest complete Trading Day prior to the Conversion Date.

The foregoing description of the abovementioned Note is not complete and is qualified in their entirety by reference to the text of the abovementioned Note which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: August 7, 2025	By:	/s/ David Koos
	Name:	David Koos
	Title:	Chairman and Chief Executive Officer

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